SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _______________________________________________________________

     5)   Total fee paid:

          _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________






                                WNL SERIES TRUST
                                5555 SAN FELIPE
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 910-4455

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                            TO BE HELD JULY 17, 1997



   Notice is hereby given to the holders ("Shareholders") of the shares of the EliteValue Asset Allocation Portfolio (the "Portfolio") of the WNL Series Trust, a Massachusetts business trust (the "Trust"), that a Special Meeting of the Shareholders of the Portfolio (the "Meeting") will be held at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas 77056, on Thursday, July 17, 1997, at 9:30 a.m., local time, for the following purposes:

     1. To approve or disapprove a new Sub-Advisory Agreement between OpCap Advisors, WNL Investment Advisory Services, Inc. and WNL Series Trust;

     2. To transact such other business as may properly come before the Meeting.

   Holders of record of the Shares of the Portfolio at the close of business on May 30, 1997 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                         By  order  of  the  Board  of  Trustees

                                  Dwight L. Cramer, Vice President and Secretary

   June 17, 1997


THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE TRUST BY CALLING (800) 910-4455 OR BY WRITING TO THE TRUST AT 5555 SAN FELIPE, SUITE 900, HOUSTON, TEXAS 77056.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE:

     FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

                                PROXY STATEMENT

                                WNL SERIES TRUST
                                5555 SAN FELIPE
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 910-4455

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JULY 17, 1997

    This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board") of the WNL Series Trust (the "Trust"), of which the EliteValue Asset Allocation Portfolio (the "Portfolio") is a separate series, of proxies to be voted at a Special Meeting of Shareholders of the Portfolio, and at all adjournments thereof (the "Meeting"), to be held at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas 77056, on Thursday, July 17, 1997, at 9:30 a.m., local time. The approximate mailing date of this Proxy Statement and accompanying voting instruction form is June 18, 1997.

The Trustees have fixed the close of business on May 30, 1997 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Portfolio ("Shareholders") entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

    As of the Record Date, there were 336,693.72 Shares of the Portfolio outstanding. See page 7 for information concerning the substantial Shareholders of the Shares of the Trust.

The primary purpose of the Meeting is to permit the Portfolio's Shareholders to consider a New Sub-Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 13, 1997 (the "Merger Agreement"), among PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliate, Thomson Advisory Group Inc. ("TAG" and, collectively with PIMCO Advisors, the "PIMCO Parties"), and Oppenheimer Group, Inc. ("OGI") and its subsidiary, Oppenheimer Financial Corp. ("Opfin" and, collectively with OGI, "Oppenheimer"), the indirect parent corporation of the Portfolio's sub-adviser, OpCap Advisors, formerly Quest for Value Advisors (the "Sub-Adviser"). Pursuant to the Merger Agreement, the Portfolio's Sub-Adviser will become an indirect subsidiary of PIMCO Advisors. The shareholder vote on the New Sub-Advisory Agreement is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of the PIMCO Parties' contemplated acquisition of the Sub-Adviser and its affiliates. The Portfolio's New Sub-Advisory Agreement is substantially identical to the Portfolio's Current Sub-Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination.

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE TRUST BY CALLING (800) 910-4455 OR BY WRITING TO THE TRUST AT 5555 SAN FELIPE, SUITE 900, HOUSTON, TEXAS 77056.

VOTING

The Declaration of Trust provides that a majority of the Shares of the Trust entitled to vote at such meeting, represented in person or by proxy, must be present to constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the New Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by Western National Life Insurance Company ("Western National Life"). All shares of the Portfolio are owned by WNL Separate Account A, a separate account of Western National Life. Pursuant to current interpretations of the 1940 Act, Western
National Life will solicit voting instructions from the owners of Variable Contracts invested in the Portfolio with respect to matters to be acted upon at the Meeting. All Shares of the Portfolio will be voted by Western National Life in accordance with voting instructions received from such Variable Contract owners. Western National Life will vote all of the Shares of the Portfolio in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented.

    Western National Life has fixed the close of business on July 14, 1997, as the last day on which voting instructions will be accepted. This Proxy is solicited by the Trustees.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

The Trust knows of no business other than that described in Proposal 1 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

THE ADVISER AND SUB-ADVISER

WNL Investment Advisory Services, Inc., (the "Adviser") serves as investment adviser to each of the portfolios of the Trust (including the Portfolio) pursuant to an Investment Advisory Agreement, dated August 23, 1995, which was approved by the Board of Trustees, including a majority of the non-interested Trustees, on April 18, 1995 (the "Investment Advisory Agreement") and approved by the Shareholders of the Trust on May 17, 1996. The Adviser's address is 5555 San Felipe, Suite 900, Houston, Texas 77056. The Adviser also serves as the Trust's administrator. Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each portfolio of the Trust in a manner consistent with each portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and to implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more portfolios of the Trust. The Investment Advisory Agreement states that the Adviser is not obligated to provide services that are the subject of any separate agreement or arrangement between the parties.

   The Adviser retains the Sub-Adviser to act as sub-adviser for the Portfolio pursuant to the Current Sub-Advisory Agreement. The Sub-Adviser has acted as sub-adviser for the Portfolio since it commenced investment operations. The name of the Portfolio was changed from "Quest for Value Asset Allocation Portfolio" to its current name on May 1, 1996.

INFORMATION ABOUT THE SUB-ADVISER

The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $49.4 billion in assets under management on March 31, 1997. Opfin, a holding company, is a 1.0% general partner of the Sub-Adviser. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, LP, a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest. Opfin currently is a wholly-owned subsidiary of OGI, 71% of the common stock of which currently is owned by Oppenheimer & Co., L.P.

The principal business address of the Sub-Adviser, Oppenheimer Capital, and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of the Sub-Adviser will not change following the Acquisition. Joseph La Motta is Chairman of Oppenheimer Capital and the Sub-Adviser. George Long is President of Oppenheimer Capital and Bernard H. Garil is President of the Sub-Adviser.

Richard  J.  Glasebrook  II,  Managing  Director  for  Oppenheimer  Capital,  is
primarily   responsible  for  the  day-to-day   management  of  the  Portfolio's
investment portfolio.

There is no individual who serves as a trustee or officer of the Trust who is also an officer of the Sub-Adviser.

INFORMATION CONCERNING THE PIMCO PARTIES

PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

   PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37% respectively (and will at the closing of the Acquisition own a majority of the voting stock of TAG, which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, which is a California corporation and is wholly-owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, Williams S. Thompson, Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

THE ACQUISITION

On February 13, 1997, the PIMCO Parties entered into the Merger Agreement with Oppenheimer pursuant to which the PIMCO Parties will acquire, among other interests, the one-third managing general partner interest in Oppenheimer Capital, the 1.0% general partnership interest in the Sub-Adviser, and the 1.0% general partner interest in Oppenheimer Capital L.P. and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million including the issuance of convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Acquisition is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities (including a favorable tax ruling from the Internal Revenue Service) and consents of certain clients.

   If  for  any  reason  the  Acquisition  is  not   consummated,   the  Current
Sub-Advisory Agreement (defined below) will remain in effect according to its terms.

     EFFECTS OF THE ACQUISITION. Upon consummation of the Acquisition, Oppenheimer Capital and the Sub-Adviser will be controlled by PIMCO Advisors. PIMCO Advisors has advised the Board of Trustees that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of the Sub-Adviser to serve as an investment adviser or subadviser will not be affected by the Acquisition; and that Oppenheimer Capital and the Sub-Adviser will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO Advisors has further advised the Board of Trustees that it currently anticipates that the Acquisition will not affect the ability of Oppenheimer Capital and the Sub-Adviser to fulfill their obligations under their investment advisory or subadvisory agreements.

THE SUB-ADVISORY AGREEMENTS

   Consummation of the Acquisition may constitute an "assignment" (as defined in the 1940 Act) of the sub-advisory agreement currently in effect between the Sub-Adviser, the Adviser and the Trust dated August 23, 1995 (the "Current Sub-Advisory Agreement"). As required by the 1940 Act, the Current Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. See "The Current Sub-Advisory Agreement" below.

In anticipation of the Acquisition and in order for the Sub-Adviser to continue to serve as sub-adviser to the Portfolio after consummation of the Acquisition, a new sub-advisory agreement (the "New Sub-Advisory Agreement") between the Sub-Adviser, the Adviser and the Trust must be approved (i) by a majority of the Trustees of the Trust who are not parties to the New Sub-Advisory Agreement or interested persons of any such party ("Disinterested Trustees") and (ii) by holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Portfolio. See "The New Sub-Advisory Agreement" below.

        THE CURRENT SUB-ADVISORY AGREEMENT. The Current Sub-Advisory Agreement for the Portfolio was approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on April 18, 1995, for an initial period of two years. The Current Sub-Advisory Agreement was last approved by the Shareholders of the Portfolio at a meeting held on May 17, 1996.

The Current Sub-Advisory Agreement provides that in accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trustees, the Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made.

The Sub-Adviser's activities are subject to the review and supervision of the Adviser and the Board of Trustees to which the Sub-Adviser renders periodic reports with respect to the Portfolio's investment activities. The Current Sub-Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment (as that term is defined in Section 2(a)(42) of the 1940 Act).

    The net assets of the Portfolio as of May 30, 1997, were $4,488,133.17.

The table below sets forth the net assets as of April 28, 1997 and the rates of compensation for advisory or sub-advisory services as a percentage of net assets for investment companies advised or sub-advised by the Sub-Adviser which have similar investment objectives to the Portfolio.

                           Approximate Net Assets as of
Fund                       April 28, 1997                 Advisory Fee Rate
_________________________  _____________________________  _______________________________

Oppenheimer Quest
Opportunity Value Fund(1)  $ 2,737,263,223                1.0% on the first $400 million;
                                                          .90% on the next $400 million;
                                                          .85% of net assets in excess of
                                                          $800 million

Enterprise Accumulation
Trust: Managed Portfolio   $ 1,997,740,882                .40% on the first $1 billion;
                                                          .30% on assets over $1 billion
                                                          .25% for assets in excess of
                                                          $2 billion(2)

Enterprise Group of
Funds Managed Portfolio    $   245,785,727                .40% on the first $100 million
                                                          .30% on assets in excess of
                                                          $100 million(3)

Endeavor Series Trust:     $     6,377,065                .40%
Opportunity Value
Portfolio

     (1) With respect to this fund, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

     (2) These fees are for investment advisory services only. Management services are provided to the portfolio by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of the portfolio.

     (3) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of .75% of the average daily net assets of the Portfolio.

   Under the terms of the Current Sub-Advisory Agreement, the Adviser shall pay to Sub-Adviser, as full compensation for services rendered with respect to the Portfolio, a monthly fee at the annual rate of .40% based on the average daily net assets of the Portfolio. The aggregate amount of compensation paid by the Adviser to the Sub-Adviser during the period January 2, 1996 (inception date of the Portfolio) through December 31, 1996 was $3,553. The Sub-Adviser had voluntarily agreed to waive its entire sub-advisory fee for the first six months of the Portfolio's operations in the amount of $2,404. In addition, the aggregate amount of brokerage commissions paid to an affiliated broker of the Sub-Adviser, Oppenheimer & Co., in connection with transactions effected for the Portfolio was $1,290 for the period January 2, 1996 through December 31, 1996 or 53% of the Portfolio's aggregate brokerage commissions.

THE NEW SUB-ADVISORY AGREEMENT. The proposed New Sub-Advisory Agreement which is attached to this Proxy Statement as Annex A, has been marked to show changes from the Current Sub-Advisory Agreement. The form of the proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust, except for the dates of execution, effectiveness and termination.

   The sub-advisory fee as a percentage of net assets payable by the Adviser to the Sub-Adviser will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect since commencement of the Portfolio's investment operations, sub-advisory fees paid to the Sub-Adviser by the Portfolio would have been identical to those paid under the Current Sub-Advisory Agreement, except for the amount of the voluntary fee waiver.

The Board of Trustees, including the Disinterested Trustees, approved the proposed New Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust at a meeting held on February 27, 1997, at which meeting the Trustees concluded that if the Acquisition occurs, entry by the Trust into the New Sub-Advisory Agreement would be in the best interests of the Trust and the
shareholders   of  the   Portfolio.   The  Board  of  Trustees,   including  the
Disinterested Trustees, recommended that such agreement be submitted for approval by the Shareholders of the Portfolio at the Meeting. The New Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. The New Sub-Advisory Agreement will continue in effect until August 23, 1998 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

In evaluating the New Sub-Advisory Agreement, the Board of Trustees of the Trust took into account that the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Adviser to the Sub-Adviser, are substantially identical, except for the dates of execution, effectiveness and termination. The Trustees also considered other possible benefits to the Sub-Adviser and PIMCO that may result from the Acquisition.

The Board of Trustees also considered the terms of the Merger Agreement and the possible effects of the Acquisition upon the Sub-Adviser's organization and upon the ability of the Sub-Adviser to provide sub-advisory services to the Trust. The Board considered the financial resources of PIMCO Advisors. The Board of Trustees also considered the reputation, expertise and resources of PIMCO Advisors and its affiliates in domestic and international financial markets.

The Board of Trustees was advised that Section 15(f) of the 1940 Act is available to Oppenheimer in connection with the PIMCO Parties' acquisition of a controlling interest in Oppenheimer Capital and its subsidiary, the Sub-Adviser.
Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Management of the Trust is aware of no circumstances arising from the Acquisition, preparatory transactions to the Acquisition or any potential financing that might result in the imposition of an "unfair burden" on the Trust.

The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the Sub-Adviser or predecessor sub-adviser. The composition of the Board of Trustees is presently in compliance with the 75% requirement, since no member of the Board of Trustees is an "interested person" in connection with the Sub-Adviser, and will continue to be so if the Acquisition is consummated.

Based upon its review, the Board of Trustees concluded that the New Sub-Advisory Agreement is in the best interest of the Trust and the Portfolio's Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval to the Shareholders of the Portfolio.

In the event that Shareholders of the Portfolio do not approve the New Sub-Advisory Agreement and the Acquisition is consummated, the Board of Trustees of the Trust would seek to obtain for the Portfolio interim investment advisory services at the lesser of cost or the current fee rate either from the Sub-Adviser or from another advisory organization. Thereafter, the Board of Trustees of the Trust would either negotiate a new sub-advisory agreement with an advisory organization selected by the Board of Trustees or make appropriate arrangements, in either event subject to approval of the Shareholders of the Portfolio. In the event the Acquisition is not consummated, the Sub-Adviser would continue to serve as sub-adviser of the Portfolio pursuant to the terms of the Current Sub-Advisory Agreement.

SHAREHOLDER APPROVAL

To become effective, the New Sub-Advisory Agreement must be approved by a majority of the outstanding voting securities of the Portfolio. The "vote of a majority of the outstanding voting securities" is defined under "Voting" above. The New Sub-Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the New Sub-Advisory Agreement for consideration by the Shareholders of the Portfolio. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

SUBSTANTIAL SHAREHOLDERS

As of the Record Date, WNL Separate Account A, a separate account of Western National Life, was known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares. On that date, the officers and trustees of the Trust owned no Variable Contracts.

EXPENSES

All expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne two-thirds by the PIMCO Parties and one-third by Oppenheimer.

YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                                    Dwight L. Cramer
                                                    Vice President and Secretary

   June 17, 1997


                                     ANNEX A

           FORM OF PROPOSED NEW SUB-ADVISORY AGREEMENT MARKED TO INDICATE
                   CHANGES FROM CURRENT SUB-ADVISORY AGREEMENT



THIS AGREEMENT, made this [ ] day of [ ], 199[ ], is among OPCAP ADVISORS, a Delaware general partnership (the "Sub-Adviser"), WNL INVESTMENT ADVISORY SERVICES, INC., a Delaware corporation (the "Adviser"), and WNL SERIES TRUST, a Massachusetts business trust (the "Trust").

BACKGROUND  INFORMATION

     (A) The Adviser has entered into an Investment Advisory Agreement dated as of August 23, 1995, with the Trust, a copy of which agreement is attached hereto as Exhibit A (the "Investment Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Trust, and the Trust has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Advisory Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Sub-Advisers to the Portfolios of the Trust.

     (B) The parties hereto wish to enter into an agreement whereby the Sub-Adviser will provide to the EliteValue Asset Allocation Portfolio (the
                                ----------
"Portfolio") securities investment advisory services for the Portfolio.

WITNESSETH THAT:

In consideration of the mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

     (1) The Trust and Adviser hereby employ the Sub-Adviser to render certain investment advisory services to the Portfolio as set forth herein. The Sub-Adviser hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

     (2) The Sub-Adviser shall furnish the Portfolio advice with respect to the investment and reinvestment of the assets of the Portfolio in accordance with the investment objectives, restrictions and limitations of the Portfolio, as set forth in the Trust's most recent Registration Statement.

     (3) The Sub-Adviser shall perform a monthly reconciliation of the Portfolio to the holdings report provided by the Trust's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

     (4) The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor. The Sub-Adviser has no authority to act for or represent the Trust or the Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Sub-Adviser is not an agent of the Trust or the Portfolio.

     (5) It is understood that the Sub-Adviser does not, by this Agreement, undertake to assume or pay any costs or expenses of the Trust or the Portfolio.

     (6)(a) The Adviser agrees to pay the Sub-Adviser for its services to be furnished under this Agreement the fees set forth in Exhibit B attached hereto. Such fees, with respect to each calendar month after the effective date of this Agreement, shall be paid on the twentieth (20th) day after the close of each calendar month.

     (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

     (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

     (7) The services of the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Sub-Adviser of its responsibilities hereunder, it is agreed that the Sub-Adviser may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

     (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio or the Adviser or to any shareholder or shareholders of the Trust, the Portfolio, or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Sub-Adviser hereunder.

     (9) In connection with the management of the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is authorized to select the brokers or dealers including Oppenheimer & Co., Inc. ("Opco") that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Trust. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Portfolio, and its shareholders, the Sub-Adviser shall have the right, subject to the approval of the Board of Trustees of the Trust and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Portfolio, the Adviser, or the Sub-Adviser and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to take into account the sale of variable contracts which are invested in Trust shares in allocating to brokers and dealers purchase and sale orders for portfolio securities, provided the Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms.

The Adviser and the Trust's Portfolio recognize and intend that subject to the foregoing provisions of this Section, Opco will act as its regular broker so long as it is lawful for it so to act and that Opco may be a major recipient of brokerage commissions paid by the Trust's Portfolio. Opco may effect securities transactions for the Portfolio only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the Investment Company Act of 1940 for determining the permissible level of such commissions. The Portfolio will not purchase any securities from or sell any securities to Opco acting as principal for its own account.

     (10) The Trust may terminate this Agreement by sixty days written notice to the Adviser and the Sub-Adviser at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by sixty days written notice to the Sub-Adviser and the Sub-Adviser may terminate this Agreement by sixty days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of
Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect. This Agreement will terminate automatically upon the termination of the Investment Advisory Agreement.

     (11) Subject to prior termination as provided above, this Agreement shall continue in force for a period of two years from the date of execution and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Trust, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     (12) The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and directors and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Sub-Advisory Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the
Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of this section.

     (13) The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by Western National Life Insurance Company and its affiliates which may invest in the Trust (collectively, the "Life Company"), as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser. No such materials shall be used if the Sub-Adviser or the Adviser reasonably objects in writing to such use within five days after receipt of such material.

     (14) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

     (15) The Sub-Adviser agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Sub-Adviser.

     (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

     (17) This Agreement is executed by the Trustees of the Trust, not individually, but rather in their capacity as Trustees under the Declaration of Trust dated December 12, 1994, as amended April 19, 1995. None of the Shareholders, Trustees, officers, employees, or agents of the Trust shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Trust and, if the obligation or claim relates to the property held by the Trust for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

     (18) This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to the Agreement.

     (19) Any notice hereunder shall be deemed duly given if sent by hand, evidenced by written receipt or by certified mail, return receipt requested, to the parties at the address set forth below:

If to the Sub-Adviser:

     OpCap  Advisors
     One  World  Financial  Center
     200  Liberty  Street
     New  York,  NY  10281

     Attn:  Thomas  E.  Duggan,  Esq.
            General  Counsel  and  Secretary

If to the Adviser:

     WNL  Investment  Advisory  Services,  Inc.
     5555  San  Felipe,  Suite  900
     Houston,  TX  77056

     Attn:  Dwight  L.  Cramer,  Esq.

If to the Trust:

     WNL  Series  Trust
     5555  San  Felipe,  Suite  900
     Houston,  TX  77056

     Attn:  Dwight  L.  Cramer,  Esq.

or to such other address as to which the recipient shall have informed the other party in writing.


     [IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, as of the date and year first above written.


WNL SERIES TRUST

By: __________________________________
    Title : Vice President

WNL INVESTMENT ADVISORY SERVICES, INC.

By: __________________________________
    Title: Vice President

OPCAP ADVISORS

By: __________________________________
    Title:]



                      EXHIBIT A TO SUB-ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT


AGREEMENT, made as of the 23rd day of August, 1995 between WNL SERIES TRUST, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), and WNL INVESTMENT ADVISORY SERVICES, INC., a Delaware corporation (the "Adviser").

                              W I T N E S S E T H :

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which offers a separate class of shares of common stock, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust currently offers shares in eight series, designated as the American Capital Emerging Growth Portfolio, BEA Growth and Income Portfolio, Credit Suisse International Equity Portfolio, BlackRock Managed Bond Portfolio, Quest for Value Asset Allocation Portfolio, Salomon Brothers U.S. Government Securities Portfolio, Global Advisors Growth Equity Portfolio and Global Advisors Money Market Portfolio ("Current Series"), and the Trust may offer shares of one or more additional series in the future;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment management and administrative services to the Trust with respect to each Current Series as indicated on the signature page in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. SERVICES OF THE ADVISER.

1.1 INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as the investment adviser to the Trust and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Trust in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Trust, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Adviser shall carry out its duties with respect to the Trust's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Trust's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's needs.

1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, independent auditors and legal counsel.

1.2.4 TRUSTEES AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

1.3 ADDITIONAL SERIES. In the event that the Trust from time to time designates one or more series in addition to the Current Series ("Additional Series"), it shall notify the Adviser in writing. If the Adviser is willing to perform services hereunder to the Additional Series, it shall so notify the Trust in writing. Thereupon, the Trust and the Adviser shall enter into an Addendum to this Agreement for the Additional Series and the Additional Series shall be subject to this Agreement.

2. EXPENSES OF THE TRUST.

2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

2.2 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include, but are not limited to:

2.2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

2.2.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent auditors.

2.2.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

2.2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 STATE REGISTRATION FEES. All fees and expenses of qualifying and maintaining the qualification of the Trust and of the Trust's shares for sale under the securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state).

2.2.12 SHARE CERTIFICATES. All expenses of preparing and transmitting the Trust's share certificates.

2.2.13 CONFIRMATIONS. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.14 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.15 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

2.2.16 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.17 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. ADVISORY FEE.

3.1 FEE. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Trust shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated at the annual rate of the average daily net assets during such month of each series of the Trust as set forth below:

3.1.1 AMERICAN CAPITAL EMERGING GROWTH PORTFOLIO. .75% of average daily net assets.

3.1.2 BEA GROWTH AND INCOME PORTFOLIO. .75% of average daily net assets.

3.1.3 CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO. .90% of average daily net assets.

3.1.4 BLACKROCK MANAGED BOND PORTFOLIO. .55% of average daily net assets.

3.1.5 QUEST FOR VALUE ASSET ALLOCATION PORTFOLIO. .65% of average daily net assets.

3.1.6 SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO. .475% of average daily net assets.

3.1.7 GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO. .61% of average daily net assets.

3.1.8 GLOBAL ADVISORS MONEY MARKET PORTFOLIO. .45% of average daily net assets.

4. RECORDS.

4.1 TAX TREATMENT. The Adviser shall maintain the books and records of the Trust in such a manner that treats each series as a separate entity for federal income tax purposes.

4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5. REPORTS TO ADVISER.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. REPORTS AND DISCLOSURE TO THE TRUST.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request. The Adviser shall deliver to the Trust a copy of Part II of Adviser's Form ADV at least annually.

7. RETENTION OF SUB-ADVISER(S).

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Series of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8. SERVICES TO OTHER CLIENTS.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9. LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10. INDEMNIFICATION.

The Trust shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Investment Advisory Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Investment Advisory Agreement or (ii) is the Trust to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Adviser or such controlling persons.

The Adviser shall indemnify and hold harmless the Trust and each of its directors and officers and each person if any who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Investment Advisory Agreement. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Adviser, the Adviser shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Adviser by the provisions of subsections (i) and (ii) of this section.

11. NO PERSONAL LIABILITY OF TRUSTEES OR SHAREHOLDERS.

This Agreement is made by the Trust on behalf of its various Current Series pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust individually, but bind only the property of each Current Series of the Trust.

12. EFFECT OF AGREEMENT.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. TERM OF AGREEMENT.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through August 22, 1997. Thereafter, this Agreement shall continue in effect with respect to the Trust from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to the Trust is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Trust or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto; and PROVIDED FURTHER that the Adviser shall not have notified the Trust in writing at least sixty (60) days prior to August 22, 1997, or at least sixty
(60) days prior to August 22 of any year thereafter that it does not desire such continuation. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. AMENDMENT OR ASSIGNMENT OF AGREEMENT.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized on behalf of the Trust (i) by resolution of the Trust's Trustees, including the vote or written consent of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Trust, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Trust.

16. INTERPRETATION AND DEFINITION OF TERMS.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17. CAPTIONS.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18. EXECUTION IN COUNTERPARTS.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the date and year first above written.


                    WNL SERIES TRUST for its American Capital Emerging Growth Portfolio, BEA Growth and Income Portfolio, Credit Suisse International Equity Portfolio, BlackRock Managed Bond Portfolio, Quest for Value Asset Allocation Portfolio,
                    Salomon Brothers U.S. Government Securities Portfolio, Global Advisors Growth Equity Portfolio and Global Advisors Money Market Portfolio Attest:


/s/ EVELYN M. CURRAN                         By: /s/ DWIGHT  L.  CRAMER
__________________________                   ___________________________________
Assistant Secretary                          Vice President



                                  WNL  INVESTMENT  ADVISORY  SERVICES,  INC.
Attest:

/s/ EVELYN M. CURRAN                         By: /s/ KURT R. FREDLAND
__________________________                   ___________________________________
Assistant Secretary                          Vice President


                      EXHIBIT B TO SUB-ADVISORY AGREEMENT

                                WNL SERIES TRUST

                           SUB-ADVISORY COMPENSATION


For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:

ELITEVALUE ASSET ALLOCATION PORTFOLIO
----------

 .40 of 1% on an annualized basis of net assets under management.

WNL SERIES TRUST


By:
   ________________________________________
   Title:  Vice  President

WNL INVESTMENT ADVISORY SERVICES, INC.


By:
   _________________________________________
   Title:  Vice  President

OPCAP ADVISORS


By:
   _________________________________________
   Title:

A copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Portfolio.


                                     PROXY
                     ELITEVALUE ASSET ALLOCATION PORTFOLIO
                                       OF
                                WNL SERIES TRUST
                        SPECIAL MEETING OF SHAREHOLDERS

                                 JULY 17, 1997


        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the EliteValue Asset Allocation Portfolio of WNL Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on July 17, 1997 at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new Sub-Advisory Agreement between OpCap Advisors, WNL Investment Advisory Services, Inc. and WNL Series Trust.



      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 1997


                           Western National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


ELITEVALUE ASSET ALLOCATION PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

WNL SEPARATE ACCOUNT A

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________





ELITEVALUE ASSET ALLOCATION PORTFOLIO ("Portfolio")


              INSTRUCTIONS TO WESTERN NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                  WNL SERIES TRUST TO BE HELD ON JULY 17, 1997
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                   WESTERN NATIONAL LIFE INSURANCE COMPANY


   The undersigned hereby instructs Western National Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of WNL SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on July 17, 1997, at the offices of Western National Life Insurance Company, 5555 San Felipe, Suite 900, Houston, Texas and at any adjournment thereof, as indicated on the reverse side.

                              Dated:______________________________________, 1997


   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF WESTERN NATIONAL LIFE INSURANCE COMPANY

   WESTERN NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

   Please vote by filling in the appropriate box below, using blue or black ink or dark pencil. Do not use red ink.



 FOR  AGAINST      ABSTAIN
----  -----------  -------


 [ ]          [ ]           [ ]  1.   To approve a new Sub-Advisory Agreement
                                      between OpCap Advisors, WNL Investment
                                      Advisory Services, Inc. and WNL Series
                                      Trust.


                   IMPORTANT: Please sign on the reverse side.